UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 23, 2010

THE J. M. SMUCKER COMPANY
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-5111	34-0538550
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Strawberry Lane, Orrville, Ohio		44667-0280
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	330-682-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.05 Costs Associated with Exit or Disposal Activities.

On March 23, 2010, The J. M. Smucker Company ("Company") committed to a multi-project initiative to optimize production capacity and lower the overall cost structure.

The Company’s plans include significant capital investment in its coffee and fruit spreads businesses over the next three years totaling approximately $220 million. Additionally, approximately $190 million in restructuring charges will be incurred over the course of the plan, of which $90 million are noncash charges. Key components of the plan include:

• Capital investments for a new state-of-the-art food manufacturing facility in Orrville, Ohio, and expenditures for equipment and technology enhancements at its existing Ripon, Wisconsin, facility totaling $150 million. Fruit spreads, ice cream toppings, and syrups will be produced at the new Orrville plant, along with additional capacity to support future growth.

• Closing the Memphis, Tennessee, and Ste. Marie, Québec, fruit spreads plants.

• Capital investments totaling $70 million to consolidate all coffee production into the Company’s existing facilities in New Orleans, Louisiana, and expand capacity at its nearby finished goods warehouse.

• Closing the Sherman, Texas, and Kansas City, Missouri, coffee plants.

When fully implemented, these actions are estimated to result in a total reduction of approximately 700 full-time positions, or 15 percent of the Company’s workforce.

The Company expects to incur restructuring charges of approximately $190 million over a five-year fiscal period, with approximately $10 million to be incurred in the fourth quarter of fiscal 2010. The balance of the charges will be incurred over the next four fiscal years, with approximately 80 percent incurred by the end of 2012.

The restructuring charges include approximately $100 million of cash expenditures, allocated relatively evenly between employee-related costs, site preparation and equipment relocation, and production start-up expenses. Restructuring cash outlays are expected to be fairly even across the fiscal 2011 to 2013 timeframe. Also included in restructuring costs are $90 million of noncash charges, primarily accelerated depreciation and asset write-downs.

Item 2.06 Material Impairments.

The information set forth in Item 2.05 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On March 24, 2010, the Company issued a press release announcing the initiatives described under Item 2.05. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The Company’s fiscal 2010 outlook updated as of February 24, 2010, was provided on a non-GAAP basis excluding the impact of restructuring, and merger and integration costs. The announced initiatives are not expected to otherwise materially impact the fourth quarter of 2010 on a non-GAAP basis.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

This Form 8-K contains forward-looking statements that are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by those forward-looking statements. Readers should understand that the risks, uncertainties, factors and assumptions listed and discussed in this Form 8-K, including the following important factors and assumptions, could affect the future results of the Company and could cause actual results to differ materially from those expressed in the forward-looking statements:

• volatility of commodity markets from which raw materials, particularly green coffee beans, wheat, soybean oil, milk, and peanuts are procured and the related impact on costs;
• risks associated with hedging, derivative, and purchasing strategies employed by the Company to manage commodity pricing risks, including the risk that such strategies could result in significant losses and adversely impact the Company’s liquidity;
• crude oil price trends and their impact on transportation, energy, and packaging costs;
• the ability to successfully implement price changes;
• the success and cost of introducing new products and the competitive response;
• the success and cost of marketing and sales programs and strategies intended to promote growth in the Company’s businesses;
• general competitive activity in the market, including competitors’ pricing practices and promotional spending levels;
• the successful completion of the Company’s restructuring programs, and the ability to realize anticipated savings and other potential benefits within the time frames currently contemplated;
• the impact of food safety concerns involving either the Company or its competitors’ products;
• the impact of natural disasters, including crop failures and storm damage;
• the concentration of certain of the Company’s businesses with key customers and suppliers and the ability to manage and maintain key relationships;
• the loss of significant customers or a substantial reduction in orders from these customers or the bankruptcy of any such customer;
• changes in consumer coffee preferences, and other factors affecting the coffee business, which represents a substantial portion of the Company’s business;
• the ability of the Company to obtain any required financing;
• the timing and amount of the Company’s capital expenditures, restructuring costs, and merger and integration costs;
• impairments in the carrying value of goodwill, other intangible assets, or other long-lived assets or changes in useful lives of other intangible assets;
• the outcome of current and future tax examinations, changes in tax laws and other tax matters, and their related impact on the Company’s tax positions;
• foreign currency and interest rate fluctuations;
• political or economic disruption;
• other factors affecting share prices and capital markets generally; and
• the other factors described under “Risk Factors” in registration statements filed by the Company with the Securities and Exchange Commission and in the other reports and statements filed by the Company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and proxy materials.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

March 24, 2010	By:	Mark R. Belgya

Name: Mark R. Belgya
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release Dated March 24, 2010